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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 23, 2007
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-19557                   36-3777824
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
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               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                               ------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

     (b) On January 23, 2007, David M. Maura resigned from the Board of Directors of Salton, Inc. The vacated seat will remain empty at this time.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. A copy of the press release announcing Mr. Maura's resignation is attached as Exhibit 99.1 to this report.

     This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.


                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2007

                                        SALTON, INC.


                                        /s/ WILLIAM LUTZ
                                        -----------------------------------
                                        William Lutz
                                        Chief Financial Officer


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                                  EXHIBIT INDEX




EXHIBIT
   NO.                              DESCRIPTION
-------                             -----------

  99.1         Press Release issued by Salton, Inc. on January 23, 2007.